UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 18, 2006

En Pointe Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28052	75-2467002
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 N. Sepulveda Blvd., 19th Floor, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 725-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On January 18, 2006, pursuant to an Asset Purchase Agreement (the "Agreement") with Software Medium, Inc., a Texas corporation ("SMI"), and Veridyne, LLC, a Texas limited liability company and a wholly-owned subsidiary of SMI (collectively with SMI, the "Sellers"), En Pointe Technologies, Inc., through its wholly-owned subsidiary En Pointe Technologies Sales, Inc. ("Sales"), acquired certain assets from the Sellers including depreciable assets and intangible assets and assumed certain liabilities (the "Acquisition"). The aggregate purchase price paid to the Sellers was approximately $550,000 in cash on the closing date. Pursuant to the terms of the Agreement, two of Sellers' officers entered into employment agreements with Sales, and one of such officers was guaranteed a $250,000 bonus that will be payable over two years, subject to continued employment. The Agreement provides that each of the two Sellers’ officers who entered into employment agreements will remain employed with Sales for a period of at least 12 months following the closing or, under certain circumstances, will be subject to repayment to Sales of a portion of the purchase price. Additionally, as part of the Acquisition, Sales hired approximately 19 of SMI’s personnel. Fees payable for professional services related to the Acquisition total $175,000. The press release announcing the Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The financial statements required by this item will be filed by amendment not later than 71 calendar days after the date that this report on Form 8-K must be filed, in accordance with Item 9.01 (a)(4) of Form 8-K.

(b) Pro forma financial information

The pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date that this report on Form 8-K must be filed, in accordance with Item 9.01 (b)(2) of Form 8-K.

(c) Exhibit No. Description
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99-1 Press Release, dated January 18, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

En Pointe Technologies, Inc.

January 23, 2006	By:	/s/ Javed Latif

Name: Javed Latif
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated January 18, 2006